EXHIBIT 99.2

SPECIAL MEETING OF STOCKHOLDERS OF PROLOR BIOTECH, INC. , 2013 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/26055/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030003030000000000 2 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2013, among PROLOR Biotech, Inc., a Nevada corporation (“PROLOR”), OPKO Health, Inc., a Delaware corporation (“OPKO”), and POM Acquisition, Inc., a wholly owned subsidiary of OPKO formed for the purpose of facilitating the merger of POM Acquisition, Inc. with and into PROLOR (the “Merger”) and the transactions contemplated by Merger Agreement, including the Merger (the “PROLOR Merger Proposal”). 2. To approve, on an advisory basis, the “golden parachute” compensation that PROLOR’s named executive officers may potentially receive in connection with the Merger. 3. To approve the adjournment of the Special Meeting of Stockholders of PROLOR (the “Special Meeting”), if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PROLOR Merger Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 PROLOR BIOTECH, INC. Proxy for Special Meeting of Stockholders on ___, 2013 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Shai Novik and Steve Schaeffer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of PROLOR’s common stock, par value $0.00001 per share, which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Prolor Biotech, Inc., to be held ___, 2013 at 12:00 pm, 520 Madison Ave., 9th Floor, New York, NY 10022, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475

SPECIAL MEETING OF STOCKHOLDERS OF PROLOR BIOTECH, INC. , 2013 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER 00030003030000000000 2 access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/26055/ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2013, among PROLOR Biotech, Inc., a Nevada corporation (“PROLOR”), OPKO Health, Inc., a Delaware corporation (“OPKO”), and POM Acquisition, Inc., a wholly owned subsidiary of OPKO formed for the purpose of facilitating the merger of POM Acquisition, Inc. with and into PROLOR (the “Merger”) and the transactions contemplated by Merger Agreement, including the Merger (the “PROLOR Merger Proposal”). 2. To approve, on an advisory basis, the “golden parachute” compensation that PROLOR’s named executive officers may potentially receive in connection with the Merger. 3. To approve the adjournment of the Special Meeting of Stockholders of PROLOR (the “Special Meeting”), if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PROLOR Merger Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.